Exhibit 99.3

Assurant Inc. (AIZ)

Financial Supplement as of June 30, 2004

ASSURANT, INC. AND SUBSIDIARIES
EARNINGS RELEASE SUPPLEMENT
AS OF JUNE 30, 2004

INDEX TO SUPPLEMENT

Page:
REGULATION G – NON GAAP MEASURES	1
SUMMARY FINANCIAL HIGHLIGHTS (unaudited)	2
CONSOLIDATED CONDENSED BALANCE SHEETS (unaudited)	4
RECONCILIATION OF NET OPERATING INCOME TO NET INCOME (unaudited)	5
CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS (unaudited)	6
CONDENSED SEGMENT STATEMENTS OF OPERATIONS (unaudited)	7
INVESTMENTS (unaudited)	12
INVESTMENT RESULTS BY ASSET CATEGORY & ANNUALIZED YIELDS (unaudited)	13

About Assurant:

Assurant is a premier provider of specialized insurance products and related services in North America and selected other markets. The four key business segments – Assurant Employee Benefits; Assurant Health; Assurant Preneed; and Assurant Solutions – have partnered with clients who are leaders in their industries and have built leadership positions in a number of specialty insurance markets in the U.S. and selected international markets. The Assurant business segments provide creditor-placed homeowners insurance; manufactured housing homeowners insurance; debt protection administration; credit insurance; warranties and extended services contracts; individual health and small employer group health insurance; group dental insurance; group disability insurance; group life insurance; and pre-funded funeral insurance.

The company, which is traded on the New York Stock Exchange under the symbol AIZ, has over $20 billion in assets and $7 billion in annual revenue. Assurant has more than 12,000 employees and is headquartered in New York’s financial district.

Safe Harbor Statement:

Some of the statements included in this statistical supplement, particularly those anticipating future financial performance, business prospects, growth and operating strategies and similar matters, are forward-looking statements that involve a number of risks and uncertainties. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. For a discussion of the factors that could affect our actual results please refer to the risk factors identified from time to time in our SEC reports, posted on the Assurant website at www.assurant.com.

Regulation G – Non GAAP Measures

Assurant uses the following non-GAAP financial measures to analyze the company’s operating performance for the periods presented in the press release. Because Assurant’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing Assurant’s non-GAAP financial measures to those of other companies.

(1) Assurant uses net operating income as an important measure of the company’s operating performance. Net operating income equals net income, excluding net realized gains (losses) on investments and unusual and/or infrequent items. The company believes net operating income provides investors a valuable measure of the performance of the company’s ongoing business, because it excludes both the effect of realized gains (losses) on investments that tend to be highly variable from period to period, and those events that are unusual and/or unlikely to recur.

(2) Pro forma earnings per share has been included as a measure of operating performance. In February 2004, Assurant completed a significant capital restructuring in conjunction with its initial public offering of common stock. Pro forma earnings per share reflects earnings per share adjusted as if this capital restructuring had occurred on January 1, 2003. This restructuring included: a stock split and conversion of Class B and C shares resulting in total outstanding shares of 109,222,276; the issuance of 32,976,854 shares of Assurant common stock to Fortis Insurance N.V. in exchange for a capital contribution of $725.5 million, and the issuance of 68,976 restricted shares of Assurant common stock to certain officers and directors of the company pursuant to specific restricted stock grants (9,546 vested shares and 59,430 unvested shares). These transactions occurred subsequent to the December 31, 2003 balance sheet, but management believes that this adjusted measure provides a better indication of operating performance than the corresponding GAAP measure, earnings per share.

(3) Book value per share excluding accumulated other comprehensive income (AOCI) has been included as a measure of stockholder value. The company believes book value per share excluding AOCI provides investors a better measure of stockholder value than book value per share because it excludes the effect of unrealized gains (losses) on investments and foreign currency translation, which tend to be highly variable from period to period.

(4) Pro forma book value per share and Pro forma book value per share excluding AOCI have been included as measures of stockholder value. In February 2004, Assurant completed a significant capital restructuring in conjunction with its initial public offering of common stock. These Pro forma book value per share measures reflect book value per share adjusted as if this capital restructuring had occurred on January 1, 2003. This restructuring included: a stock split and conversion of Class B and C shares resulting in total outstanding shares of 109,222,276; the issuance of 32,976,854 shares of Assurant common stock to Fortis Insurance N.V. in exchange for a capital contribution of $725.5 million, and the issuance of 68,976 restricted shares of Assurant common stock to certain officers and directors of the company pursuant to specific restricted stock grants (9,546 vested shares and 59,430 unvested shares). These transactions occurred subsequent to the December 31, 2003 balance sheet, but management believes that these adjusted measures provide a better indication of stockholder value than the corresponding GAAP measures, book value per share and book value per share excluding AOCI.

Assurant, Inc. and Subsidiaries
Summary Financial Highlights
(Unaudited)

	For the Three-Months Ended		For the Six Months Ended
	June 30,		June 30,
($ in thousands, except per share amounts)	2004	2003	2004	2003
Net operating income (1)	$97,828	$82,556	$185,294	$159,029
Net realized gains from investments	3,719	8,094	12,965	4,858
Loss on disposal of business	(6,337)	—	(6,337)	—
Expenses directly related to the initial public offering	—	—	(2,334)	—

Net income	$95,210	$90,650	$189,588	$163,887

Total revenues	$1,837,349	$1,722,601	$3,694,909	$3,454,341
PER SHARE AND SHARE DATA:
Basic earnings per share
Net operating income	$0.69	$0.76	$1.36	$1.46
Net income	$0.67	$0.83	$1.40	$1.50
Weighted average of common shares outstanding — basic	142,196,828	109,222,276	135,859,214	109,222,276
Diluted earnings per share
Net operating income	$0.69	$0.76	$1.36	$1.46
Net income	$0.67	$0.83	$1.40	$1.50
Weighted average of common shares outstanding — diluted	142,220,994	109,222,276	135,870,936	109,222,276
Pro forma earnings per share (2)
Net operating income	$0.69	$0.58	$1.30	$1.12
Net income (loss)	$0.67	$0.64	$1.33	$1.15
Pro forma common shares outstanding	142,196,828	142,208,676	142,202,752	142,208,676

Assurant, Inc. and Subsidiaries
Summary Financial Highlights (continued)
(Unaudited)

	As of	As of
	June 30,	December 31,
($ in thousands, except per share amounts)	2004	2003	2002
Total assets	$23,349,181	$23,728,319	$22,279,055
Total stockholders’ equity	$3,354,204	$2,632,103	$2,555,059
Capital contribution from Fortis	—	725,500	725,500
Pro forma stockholders’ equity (3)	$3,354,204	$3,357,603	$3,280,559
Total stockholders’ equity (excluding AOCI) (4)	$3,218,507	$2,313,576	$2,310,074
Capital contribution from Fortis	—	725,500	725,500
Pro forma stockholders’ equity (excluding AOCI) (3)	$3,218,507	$3,039,076	$3,035,574
Basic book value per share	$23.59	$24.10	$23.39
Basic book value per share (excluding AOCI)(4)	$22.64	$21.18	$21.15
Shares outstanding for basic book value per share calculation	142,176,550	109,222,276	109,222,276
Diluted book value per share	$23.58	$24.10	$23.39
Diluted book value per share (excluding AOCI)(4)	$22.63	$21.18	$21.15
Shares outstanding for diluted book value per share calculation	142,223,095	109,222,276	109,222,276
Pro forma book value per share (3)	$23.59	$23.61	$23.07
Pro forma book value per share (excluding AOCI)(3)	$22.64	$21.37	$21.35
Pro forma shares outstanding	142,176,550	142,208,676	142,208,676

Assurant, Inc. and Subsidiaries
Consolidated Condensed Balance Sheets
(Unaudited)

	As of	As of
	June 30,	December 31,
($ in thousands)	2004	2003	2002
Assets
Investments and cash and cash equivalents	$11,609,253	$11,881,802	$10,694,772
Reinsurance recoverables	4,282,794	4,445,265	4,649,909
Deferred acquisition costs and value of business acquired	1,673,249	1,585,610	1,528,839
Goodwill	833,789	828,523	834,138
Assets held in separate accounts	3,716,824	3,805,058	3,411,616
Other assets	1,233,272	1,182,061	1,159,781

Total assets	23,349,181	23,728,319	22,279,055

Liabilities
Future policy benefits and expenses	6,248,735	6,235,140	5,806,847
Unearned premiums	3,139,535	3,133,847	3,207,636
Claims and benefits payable	3,534,289	3,512,809	3,374,140
Deferred gain on disposal of businesses	358,593	387,353	462,470
Debt	971,614	1,750,000	—
Mandatorily redeemable preferred securities of subsidiary trusts	—	196,224	1,446,074
Mandatorily redeemable preferred stock	24,160	24,160	24,660
Liabilities related to separate accounts	3,716,824	3,805,058	3,411,616
Accounts payable and other liabilities	2,001,227	2,051,625	1,990,553

Total liabilities	19,994,977	21,096,216	19,723,996
Stockholders’ equity
Equity, excluding accumulated other comprehensive income	3,218,507	2,313,576	2,310,074
Accumulated other comprehensive income	135,697	318,527	244,985

Total stockholders’ equity	3,354,204	2,632,103	2,555,059

Total liabilities and stockholders’ equity	$23,349,181	$23,728,319	$22,279,055

Assurant, Inc. and Subsidiaries
Reconciliation of Net Operating Income to Net Income
(Unaudited)

	For the Three Months Ended						For the Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	June 30,	June 30,
($ in thousands, net of tax)	2004	2004	2003	2003	2003	2003	2004	2003
Assurant Solutions	$38,568	$40,053	$33,085	$31,424	$34,067	$34,613	$78,621	$68,680
Assurant Health	39,935	36,708	28,421	30,626	30,424	31,542	76,643	61,966
Assurant Employee Benefits	14,026	13,250	12,938	22,091	18,400	8,138	27,276	26,538
Assurant Preneed	10,139	6,456	8,159	8,857	9,874	9,132	16,595	19,006
Corporate and Other	(3,818)	(10,412)	(1,150)	9,981	(1,414)	(242)	(14,230)	(1,656)
Amortization of deferred gain on disposal of businesses	9,270	9,423	10,427	11,389	10,013	12,550	18,693	22,563
Interest expense and distributions on preferred securities of subsidiary trusts	(10,292)	(8,012)	(17,081)	(19,037)	(18,808)	(19,260)	(18,304)	(38,068)

Net operating income	97,828	87,466	74,799	95,331	82,556	76,473	185,294	159,029
Adjustments:
Net realized gains (losses) on investments	3,719	9,246	(8,411)	4,767	8,094	(3,236)	12,965	4,858
Loss on disposal of business	(6,337)	—	—	—	—	—	(6,337)	—
Expenses directly related to the initial public offering	—	(2,334)	(10,237)	(700)	—	—	(2,334)	—
Interest premium on redemption of preferred securities of subsidiary trusts	—	—	(133,784)	—	—	—	—	—

Net income (loss)	$95,210	$94,378	$(77,633)	$99,398	$90,650	$73,237	$189,588	$163,887

Assurant, Inc. and Subsidiaries
Consolidated Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended						For the Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	June 30,	June 30,
($ in thousands)	2004	2004	2003	2003	2003	2003	2004	2003
Revenues:
Net earned premiums and other considerations	$1,615,473	$1,625,238	$1,623,269	$1,546,474	$1,484,066	$1,502,963	$3,240,711	$2,987,029
Net investment income	157,628	153,824	150,705	150,723	154,364	151,521	311,452	305,885
Net realized gains (losses) on investments	5,722	14,224	(12,940)	7,334	12,452	(4,978)	19,946	7,474
Amortization of deferred gain on disposal of businesses	14,262	14,497	16,042	17,522	15,405	19,308	28,759	34,713
Loss on disposal of business	(9,232)	—	—	—	—	—	(9,232)	—
Fees and other income	53,496	49,777	59,219	53,524	56,314	62,926	103,273	119,240

	1,837,349	1,857,560	1,836,295	1,775,577	1,722,601	1,731,740	3,694,909	3,454,341

Benefits, losses and expenses:
Policyholder benefits	943,049	968,965	998,394	882,365	888,241	888,763	1,912,014	1,777,004
Selling, underwriting, general and administrative expenses	734,422	733,508	740,192	718,148	667,819	702,979	1,467,930	1,370,798
Interest expense and distributions on preferred securities of subsidiary trusts	15,834	12,326	26,279	29,288	28,935	29,631	28,160	58,566
Interest premium on redemption of preferred securities of subsidiary trusts	—	—	205,822	—	—	—	—	—

	1,693,305	1,714,799	1,970,687	1,629,801	1,584,995	1,621,373	3,408,104	3,206,368

Income (loss) before income taxes	144,044	142,761	(134,392)	145,776	137,606	110,367	286,805	247,973
Income tax expense (benefit)	48,834	48,383	(56,759)	46,378	46,956	37,130	97,217	84,086

Net income (loss)	$95,210	$94,378	$(77,633)	$99,398	$90,650	$73,237	$189,588	$163,887

Assurant Solutions
Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended						For the Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	June 30,	June 30,
($ in thousands)	2004	2004	2003	2003	2003	2003	2004	2003
Revenues:
Net earned premiums and other considerations	$610,630	$623,065	$624,999	$612,882	$552,403	$571,531	$1,233,695	$1,123,934
Net investment income	44,868	44,759	44,658	46,315	45,387	50,490	89,627	95,877
Fees and other income	34,004	26,859	30,091	31,218	30,774	37,399	60,863	68,173

	689,502	694,683	699,748	690,415	628,564	659,420	1,384,185	1,287,984

Benefits, losses and expenses:
Policyholder benefits	220,215	231,576	267,081	221,755	213,280	197,113	451,791	410,393
Selling, underwriting, general and administrative expenses	412,573	404,202	390,087	424,307	364,783	411,023	816,775	775,806

	632,788	635,778	657,168	646,062	578,063	608,136	1,268,566	1,186,199

Income (loss) before income taxes	56,714	58,905	42,580	44,353	50,501	51,284	115,619	101,785
Income tax expense (benefit)	18,146	18,852	9,495	12,929	16,434	16,671	36,998	33,105

Net operating income (loss)	$38,568	$40,053	$33,085	$31,424	$34,067	$34,613	$78,621	$68,680

Net earned premiums and other considerations by major product groupings: (amounts in millions)
Special Property Solutions	$193	$183	$206	$185	$172	$172	$376	$344
Consumer Protection Solutions	418	440	419	428	380	400	858	780

Total	$611	$623	$625	$613	$552	$572	$1,234	$1,124

Assurant Health
Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended						For the Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	June 30,	June 30,
($ in thousands)	2004	2004	2003	2003	2003	2003	2004	2003
Revenues:
Net earned premiums and other considerations	$559,361	$550,947	$533,711	$506,702	$491,690	$477,145	$1,110,308	$968,835
Net investment income	16,716	16,947	12,970	11,460	12,406	12,594	33,663	25,000
Fees and other income	11,035	9,355	8,524	8,590	7,904	7,237	20,390	15,141

	587,112	577,249	555,205	526,752	512,000	496,976	1,164,361	1,008,976

Benefits, losses and expenses:
Policyholder benefits	358,729	356,115	351,843	334,681	317,609	312,913	714,844	630,522
Selling, underwriting, general and administrative expenses	167,753	165,401	160,703	145,677	146,848	136,055	333,154	282,903

	526,482	521,516	512,546	480,358	464,457	448,968	1,047,998	913,425

Income (loss) before income taxes	60,630	55,733	42,659	46,394	47,543	48,008	116,363	95,551
Income tax expense (benefit)	20,695	19,025	14,238	15,768	17,119	16,466	39,720	33,585

Net operating income (loss)	$39,935	$36,708	$28,421	$30,626	$30,424	$31,542	$76,643	$61,966

Loss ratio (a)	64.1%	64.6%	65.9%	66.1%	64.6%	65.6%	64.4%	65.1%
Expense ratio (b)	29.4%	29.5%	29.6%	28.3%	29.4%	28.1%	29.5%	28.8%
Combined ratio (c)	92.3%	93.1%	94.5%	93.2%	93.0%	92.7%	92.7%	92.8%
Membership by product line:
Individual	810	786	761	755	715	685	810	715
Small employer group	367	375	376	365	360	355	367	360

Total	1,177	1,161	1,137	1,120	1,075	1,040	1,177	1,075

Net earned premiums and other considerations: (amounts in millions)
Individual	$301	$292	$281	$262	$252	$242	$593	$494
Small employer group	258	259	253	245	240	235	517	475

Total	$559	$551	$534	$507	$492	$477	$1,110	$969

(a) The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.

(b) The expense ratio is equal to selling, underwriting and general expenses divided by net earned premiums and other considerations and fees and other income.

(c) The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income.

Assurant Employee Benefits
Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended						For the Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	June 30,	June 30,
($ in thousands)	2004	2004	2003	2003	2003	2003	2004	2003
Revenues:
Net earned premiums and other considerations	$309,159	$318,044	$336,134	$297,258	$302,759	$320,279	$627,203	$623,038
Net investment income	37,437	35,722	35,527	34,512	35,397	34,520	73,159	69,917
Fees and other income	6,734	10,384	16,898	3,832	16,290	16,773	17,118	33,063

	353,330	364,150	388,559	335,602	354,446	371,572	717,480	726,018

Benefits, losses and expenses:
Policyholder benefits	228,842	244,326	253,265	196,910	223,261	247,512	473,168	470,773
Selling, underwriting, general and administrative expenses	102,737	99,345	114,069	104,707	102,877	111,539	202,082	214,416

	331,579	343,671	367,334	301,617	326,138	359,051	675,250	685,189

Income (loss) before income taxes	21,751	20,479	21,225	33,985	28,308	12,521	42,230	40,829
Income tax expense (benefit)	7,725	7,229	8,287	11,894	9,908	4,383	14,954	14,291

Net operating income (loss)	$14,026	$13,250	$12,938	$22,091	$18,400	$8,138	$27,276	$26,538

Loss ratio (a)	74.0%	76.8%	75.3%	66.2%	73.7%	77.3%	75.4%	75.6%
Expense ratio (b)	32.5%	30.2%	32.3%	34.8%	32.2%	33.1%	31.4%	32.7%
Net earned premiums and other considerations by major product groupings: (amounts in millions)
Group dental	$130	$131	$135	$132	$134	$137	$261	$271
Group disability	115	124	140	102	101	118	239	219
Group life	64	63	61	63	68	65	127	133

Total	$309	$318	$336	$297	$303	$320	$627	$623

(a) The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.

(b) The expense ratio is equal to selling, underwriting and general expenses divided by net earned premiums and other considerations and fees and other income.

Assurant Preneed
Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended						For the Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	June 30,	June 30,
($ in thousands)	2004	2004	2003	2003	2003	2003	2004	2003
Revenues:
Net earned premiums and other considerations	$136,323	$133,182	$128,425	$129,632	$137,214	$134,008	$269,505	$271,222
Net investment income	52,469	50,177	48,363	46,371	48,380	45,110	102,646	93,490
Fees and other income	1,494	2,041	1,660	1,167	1,243	1,245	3,535	2,488

	190,286	185,400	178,448	177,170	186,837	180,363	375,686	367,200

Benefits, losses and expenses:
Policyholder benefits	135,263	136,948	126,205	129,019	134,091	131,225	272,211	265,316
Selling, underwriting, general and administrative expenses	39,390	38,513	39,495	34,721	37,657	35,069	77,903	72,726

	174,653	175,461	165,700	163,740	171,748	166,294	350,114	338,042

Income (loss) before income taxes	15,633	9,939	12,748	13,430	15,089	14,069	25,572	29,158
Income tax expense (benefit)	5,494	3,483	4,589	4,573	5,215	4,937	8,977	10,152

Net operating income (loss)	$10,139	$6,456	$8,159	$8,857	$9,874	$9,132	$16,595	$19,006

Net earned premiums and other considerations by channel: (amounts in millions)
AMLIC	$70	$72	$67	$69	$75	$72	$142	$147
Independent	66	61	61	61	62	62	127	124

Total	$136	$133	$128	$130	$137	$134	$269	$271

Assurant Corporate and Other
Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended						For the Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	June 30,	June 30,
($ in thousands)	2004	2004	2003	2003	2003	2003	2004	2003
Revenues:
Net earned premiums and other considerations	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	6,138	6,219	9,187	12,065	12,794	8,807	12,357	21,601
Net realized gains (losses) on investments	5,722	14,224	(12,940)	7,334	12,452	(4,978)	19,946	7,474
Amortization of deferred gain on disposal of businesses	14,262	14,497	16,042	17,522	15,405	19,308	28,759	34,713
Loss on disposal of business	(9,232)	—	—	—	—	—	(9,232)	—
Fees and other income	229	1,138	2,046	8,717	103	272	1,367	375

	17,119	36,078	14,335	45,638	40,754	23,409	53,197	64,163

Benefits, losses and expenses:
Policyholder benefits	—	—	—	—	—	—	—	—
Selling, underwriting, general and administrative expenses	11,969	26,047	35,838	8,736	15,654	9,293	38,016	24,947
Interest expense and distributions on preferred securities of subsidiary trusts	15,834	12,326	26,279	29,288	28,935	29,631	28,160	58,566
Interest premium on redemption of preferred securities of subsidiary trusts	—	—	205,822	—	—		—	—

	27,803	38,373	267,939	38,024	44,589	38,924	66,176	83,513

Income (loss) before income taxes	(10,684)	(2,295)	(253,604)	7,614	(3,835)	(15,515)	(12,979)	(19,350)
Income tax expense (benefit)	(3,226)	(206)	(93,368)	1,214	(1,720)	(5,327)	(3,432)	(7,047)

Net operating income (loss)	$(7,458)	$(2,089)	$(160,236)	$6,400	$(2,115)	$(10,188)	$(9,547)	$(12,303)

Assurant, Inc. and Subsidiaries
Investments
(Unaudited)

	As of		As of
	June 30,		December 31,
($ in thousands)	2004		2003
Investments by Type
Fixed maturities: available-for-sale, at fair value	$8,608,718		$8,728,838
Equity Securities: available-for-sale
Preferred stocks	516,231		452,373
Common stocks	3,548		4,067
Commercial mortgage loans on real estate, at amortized cost	996,446		932,791
Policy loans	68,314		68,185
Cash and short-term investments	923,646		1,234,075
Other investments	492,350		461,473

Total	$11,609,253		$11,881,802

Fixed Maturity Securities by Credit Quality (Fair Value)
Aaa / Aa / A	$5,815,166	68%	$6,074,426	70%
Baa	2,251,841	26%	2,110,009	24%
Ba	394,760	5%	360,991	4%
B	102,497	1%	135,415	2%
Caa and lower	40,507	0%	39,884	0%
In or near default	3,947	0%	8,113	0%

Total	$8,608,718	100%	$8,728,838	100%

Fixed Maturity Securities by Issuer Type (Fair Value)
U.S government and government agencies and authorities	$1,529,046	18%	$1,681,746	19%
State, municipalities and political subdivisions	197,431	2%	203,679	2%
Foreign government	200,437	2%	317,748	4%
Public utilities	962,452	11%	984,141	11%
All other corporate bonds	5,719,352	67%	5,541,524	64%

Total	$8,608,718	100%	$8,728,838	100%

Assurant, Inc.
Investment Results by Asset Category and Annualized Yields
(Unaudited)

	For the Three Months Ended June 30, 2004			For the Three Months Ended June 30, 2003
		Investment	Investment		Investment	Investment
($ in thousands)	Yield	Income	Gain (Loss)	Yield	Income	Gain (Loss)
Fixed maturities: available-for-sale, at fair value	5.90%	$122,675	$2,626	6.04%	$120,570	$13,574
Equity Securities: available-for-sale	7.07%	9,200	(42)	6.79%	6,918	462
Commercial mortgage loans on real estate, at amortized cost	8.09%	19,936	88	7.57%	16,361	(641)
Policy loans	7.25%	1,240	—	5.55%	970	—
Cash and short-term investments	0.61%	1,454	(7)	1.28%	2,953	—
Other investments	8.48%	10,401	3,057	30.95%	11,973	(943)

Total		164,906	$5,722		159,745	$12,452
Investment expenses		(7,278)			(5,381)

Net investment income		$157,628			$154,364

Gross investment gain			$13,289			$9,926
Gross investment loss			(7,567)			7,402
Write-downs on available-for-sale securities			—			(4,876)

Net investment gain (loss)			$5,722			$12,452

[Additional columns below]

[Continued from above table, first column(s) repeated]

	For the Six Months Ended June 30, 2004			For the Six Months Ended June 30, 2003
		Investment	Investment		Investment	Investment
($ in thousands)	Yield	Income	Gain (Loss)	Yield	Income	Gain (Loss)
Fixed maturities: available-for-sale, at fair value	5.83%	$241,926	$16,528	6.19%	$243,026	$8,693
Equity Securities: available-for-sale	7.18%	17,454	638	6.93%	11,905	190
Commercial mortgage loans on real estate, at amortized cost	8.12%	39,155	—	8.26%	35,359	(495)
Policy loans	6.48%	2,210	—	5.33%	1,858	—
Cash and short-term investments	0.68%	3,666	—	1.09%	5,870	10
Other investments	8.44%	20,115	2,780	24.67%	18,559	(924)

Total		324,526	$19,946		316,577	$7,474
Investment expenses		(13,074)			(10,692)

Net investment income		$311,452			$305,885

Gross investment gain			$32,707			$34,049
Gross investment loss			(11,944)			(10,082)
Write-downs on available-for-sale securities			(817)			(16,493)

Net investment gain (loss)			$19,946			$7,474